Cash cash equivalents and restricted cash	12 Months Ended
Dec. 31, 2024
Cash, Cash Equivalents And Restricted Cash

14. Cash, cash equivalents and restricted cash

	As of December 31,
	2023	2024
	RMB’000	RMB’000
Cash on hand	41	41
Cash at bank	2,325	38
Restricted cash at bank(1)	167	-
Cash, cash equivalents and restricted cash per consolidated statements of cash flow	2,533	79

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(1) This related to cash deposits in the bank accounts that are frozen by court order as former VIE, Chutian was subject to multiple legal proceedings, administrative proceedings, claims and other litigation as a result of overdue payments to service providers and loans payable to the lenders. There was no restricted cash as of December 31, 2024.